SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                       Date of Report: September 20, 2001

                               AMBIENT CORPORATION
             (Exact name of registrant as specified in its charter)

Delaware                            0-23723             98-0166007
(State or Other Jurisdiction        (Commission File    (IRS Employer
of Incorporation)                   Number)             Identification No.)

               1033 Beacon Street, Brookline, Massachusetts 02446
                    (Address of Principal Executive Offices)

                                  617-735-9395
              (Registrant's Telephone Number, including Area Code)

                               ------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2 (ACQUISITION OR DISPOSITION OF ASSETS) and ITEM 5 (OTHER EVENTS)

      Mark S. Isaacson resigned on September 5, 2001, from the position of Chief Executive Officer and Chairman of the Board of Directors of Ambient Corporation (hereinafter, "Ambient" or the "Company"), as well as all other positions held with Ambient affiliates or subsidiaries, on terms mutually agreed to. Mr. John Joyce, who formerly served as Ambient's Chief Operating Officer from October 2000 through August 21, 2001, when he resigned from his position at Ambient, has been appointed as Ambient's Chief Executive Officer.

      In connection with Mr. Isaacson's resignation, the Company forgave the unpaid balance of approximately $571,000 on a loan made by Ambient to Mr. Isaacson in April 2001 primarily for the purpose of enabling Mr. Isaacson to purchase a house in the Metropolitan New York area. The loan was made in connection with the then planned relocation of the Company's executive offices from Brookline, Massachusetts to the Metropolitan New York Area. The Company also forgave the outstanding amount of a loan of approximately $84,000 including any interest accrued, advanced to Mr. Isaacson in August 2000. Additionally, in connection with Mr. Isaacson's resignation, the Company agreed to continue to pay to him his salary through May 2002 and agreed that all stock options to purchase Ambient's Common Stock, par value $0.001, heretofore granted to Mr. Isaacson are to vest immediately and be exercisable through September 5, 2006, at an exercise price per share of $1.00.

      The requisite pro-forma financial information for the period through June 30, 2001, as well as the agreement relating to Mr. Isaacson's resignation, are attached hereto.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2001            AMBIENT CORPORATION


                                    By: /s/ Wilfred Kopelowitz,

                                    Wilfred Kopelowitz,
                                    Chief Financial Officer

Exhibits:

10.1. Agreement dated as of September 5, 2001 between Ambient Corporation and Mark Isaacson

                             AMBIENT CORPORATION
                         (A Development Stage Company)
            UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 2001

                                                          As           Pro-forma          Proforma
                                                       Reported       Adjustments        (unaudited)
                                                     ------------    ------------       ------------
ASSETS
CURRENT ASSETS
  Cash and cash equivalents                          $  2,217,731    $                  $  2,217,731
  Convertible note receivable                             400,000                            400,000
  Loan receivable, Officer                                611,247         (30,574)[a]        580,673
  Receivables and prepaid expenses                        267,523                            267,523
                                                     ------------    ------------       ------------

    Total current assets                                3,496,501         (30,574)         3,465,927

Loan receivable, Officer                                  624,426        (624,426)[a]             --
Long-term investment                                       90,000                             90,000
Investment in affiliate                                    58,413                             58,413
Property and equipment, net                               184,329                            184,329
                                                     ------------    ------------       ------------

Total assets                                         $  4,453,669    $   (655,000)      $  3,798,669
                                                     ============    ============       ============


LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                                   $    265,857    $                  $    265,857
  Accrued expenses and other current liabilities          378,277         206,250[b]         584,527
                                                     ------------    ------------       ------------

    Total current liabilities                             644,134         206,250            850,384
                                                     ------------    ------------       ------------

STOCKHOLDERS' EQUITY
  Common stock, $.001 par value;                           24,403                             24,403
  Additional paid-in capital                           61,628,291                         61,628,291
  Deficit accumulated during the development stage    (54,198,073)       (861,250)       (55,059,323)
  Less: deferred compensation                          (3,645,086)                        (3,645,086)
                                                     ------------    ------------       ------------

    Total stockholders' equity                          3,809,535        (861,250)         2,948,285
                                                     ------------    ------------       ------------

    Total liabilities and stockholders' equity       $  4,453,669    $   (655,000)      $  3,798,669
                                                     ============    ============       ============


             See Notes to Unaudited Proforma Financial Statements.

                              AMBIENT CORPORATION
                         (A Development Stage Company)
            UNAUDITED PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                      As           Pro-forma        Proforma
                                                     Filed        Adjustments      (unaudited)
                                                  ----------      -----------      -----------
Research and Development                           2,675,535                        2,675,535
Operating, general and administrative expenses     2,098,718        861,250[a][b]   2,959,968
Stock based compensation - net                      (169,566)                        (169,566)
                                                  ----------       --------        ----------

Operating loss                                    (4,604,687)      (861,250)       (5,465,937)

Other income (expense)
  Interest expense                                    (1,221)                          (1,221)
  Interest income                                     85,678                           85,678
  Company's share in net losses of affiliate        (958,429)                        (958,429)
                                                  ----------       --------        ----------

Total other income (expense)                        (873,972)            --          (873,972)
                                                  ----------       --------        ----------

Net loss                                          (5,478,659)      (861,250)       (6,339,909)
                                                  ==========       ========        ==========

Basic and diluted loss per share:

  Net loss                                             (0.24)                           (0.28)
                                                  ==========                       ==========

Weighted average number of shares outstanding     22,707,576                       22,707,576
                                                  ==========                       ==========


             See Notes to Unaudited Proforma Financial Statements.
                                      -2-

                               AMBIENT CORPORATION
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1. Overview

      In connection with resignation of the CEO, Mr. Isaacson, the Company forgave the unpaid balance of certain loans made to him. Additionally, the Company agreed to continue to pay to him his salary through May 2002.

2. Pro forma adjustments

      a. Reflects the forgiveness of loans receivable in the amount of $655,000. Under prior agreements with the Company, these loans had scheduled repayments extending up to ten years. The balance in the short-term portion represents repayments and other adjustments subsequent to June 30, 2001.

      b.    Reflects the accrual of severance pay in the amount of $206,250.